EXHIBIT 99.1

2014 Annual Meeting

Caution: Forward Looking Statements Statements made in the course of this meeting that state the Company's or Management's intentions, hopes, beliefs, expectations or predictions of the future are forward-looking statements. It is important to note that the Company's actual results could differ materially from those projected in such forward-looking statements. Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in the Company's SEC filings, including but not limited to the Company's reports on Form 10-K for the year ended December 31, 2013 and Form 10-Q for the fiscal quarter ended March 30, 2014. Copies of these documents may be obtained by contacting the Company or the SEC or on the Company website at www.ruger.com/corporate/ or the SEC website at www.sec.gov. We reference non-GAAP EBITDA. Please note that the reconciliation of GAAP net income to non-GAAP EBITDA can be found in our Form 10-K for the year ended December 31, 2013 and our Form 10-Q for the quarter ended March 29, 2014, which are also posted to our website. Furthermore, the Company disclaims all responsibility to update forward-looking statements.

Overview

Investment Highlights 65 years as one of the world's leading firearms brands. Experienced and engaged Board of Directors. Strong management team. Strong market position in pistols, revolvers and rifles: #1 in Pistols Produced #1 in Revolvers Produced #2 in Rifles Produced #1 in Total Firearms Produced We continue to outpace growth in the industry (NICs). Strong balance sheet and operational results. NYSE: RGR Shares Outstanding: 19.4 Million Price: $66.72 (5/1/14) Market Capitalization: $1.3 Billion

Trailing 12-months ending March 31, 2014: Company Profile Sales: $702 Million, Operating Profit: 25%, EPS: $5.62 EBITDA: $201 Million / 29% Manufacturing facilities in Newport, NH, Prescott, AZ & Mayodan, NC. 1,900 non-union employees, 500 temporary employees. Investment castings division. 2-step distribution, selling to 15 wholesale distributors. Firearms Products: (288 Catalog SKUs):

Financial and Operational Highlights

5-Year Consolidated Operating Results

Consolidated Operating Results (in Millions, Except EPS)

Comparison of Underlying Performance (in Thousands)

Comparison of Underlying Performance (in Thousands)

5-Year Return Source: Value Line Publishing LLC: Factual material is obtained from sources believed to be reliable, but the publisher is not responsible for any errors or omissions contained herein. Assumes $100 invested at the close of trading 12/08 in Sturm, Ruger & Co., Inc. common stock, Standard & Poor's 500, Value Line Recreation Index, and Smith & Wesson Holding Corporation. *Cumulative total return assumes reinvestment of dividends.

Return on Equity (in Millions)

Return on Equity (in Millions)

2013 Performance Indicators Source: Russell 2000 and S&P 500 results are calculated with data available on March 10, 2014, as published by Bloomberg L.P.

Market Conditions

Trends in Retail Demand (in Thousands) The adjusted National Instant Criminal Background Check System data presented above was adjusted by the National Shooting Sports Foundation to eliminate background checks associated with permit checks rather than firearm sales.

Trends in Retail Demand (in Thousands) The adjusted National Instant Criminal Background Check System data presented above was adjusted by the National Shooting Sports Foundation to eliminate background checks associated with permit checks rather than firearm sales.

Trends in Retail Demand (in Thousands) The adjusted National Instant Criminal Background Check System data presented above was adjusted by the National Shooting Sports Foundation to eliminate background checks associated with permit checks rather than firearm sales.

Trends in Retail Demand (in Thousands) The adjusted National Instant Criminal Background Check System data presented above was adjusted by the National Shooting Sports Foundation to eliminate background checks associated with permit checks rather than firearm sales.

Quarterly Estimated Distributor Unit Sell-Through (in Thousands)

Quarterly Estimated Distributor Sell-Through & Bookings (in Thousands)

Market Share Movement Product Category 2011 2012 Revolvers: Single-Action Maintained Maintained Double-Action Gained Gained Pistols: Rimfire Maintained Gained Centerfire Full-Size Gained Maintained Centerfire Compact Gained Maintained 1911 Gained Gained Rifles: Mini-14 Rifles Maintained Maintained Bolt-Action Rifles Gained Gained Rimfire Rifles Gained Gained Modern Sporting Rifles De Minimis De Minimis Shotguns: Over & Under None None Based on Management Estimates and Distributor Commentary.

Market Share Movement Product Category 2011 2012 2013 Revolvers: Single-Action Maintained Maintained Maintained Double-Action Gained Gained Gained Pistols: Rimfire Maintained Gained Gained Centerfire Full-Size Gained Maintained Maintained Centerfire Compact Gained Maintained Maintained 1911 Gained Gained Gained Rifles: Mini-14 Rifles Maintained Maintained Maintained Bolt-Action Rifles Gained Gained Gained Rimfire Rifles Gained Gained Gained Modern Sporting Rifles De Minimis De Minimis De Minimis Shotguns: Over & Under None None Reintroduced Based on Management Estimates and Distributor Commentary.

Political Environment

New Product Development

New Product Impact (in Millions)

Highlighted New Products 2013 & YTD 2014 4 New Platform Products Ruger American Rimfire Rifle / SR45 / Red Label Shotgun / SR-762 23 New Product Derivatives Including the Enhanced LCP / LC380 / 22/45 Light / GP100 Match Champion / LCRx / Ruger American Rifle with Redfield Revolution Riflescope / 10/22 50th Anniversary Contest Winning Rifle 35 New Distributor Specials Including the NRA 10/22 Takedown / LCP & LC9 with Viridian Green Laser

Awards & Recognition

Editorial Coverage

Editorial Coverage

Editorial Coverage

Editorial Coverage

Web Editorial Coverage

Social Media Presence

Inventory Reduction (in Millions)

Inventory Reduction (in Millions)

Inventory Reduction (in Millions)

Inventory Reduction (in Millions)

Inventory Reduction (in Millions)

Quarterly Finished Goods Unit Inventory (in Thousands)

Quarterly Distributor Inventory Turns

Capital Allocation (in Millions)

Capital Expenditures (in Millions)

Variable Quarterly Dividend (in Millions)

Shareholder Return Since early 2007, We have returned $221 million to our shareholders: Stock Buyback $38 Million Special Dividend $87 Million Regular Quarterly Dividend $96 Million We invested $161 million on capital expenditures to grow the business. Our market capitalization increased from $220 million to $1.2 billion. Our March 30, 2014 cash balance was $49.8 million.

Investor Communications We anticipate releasing 2014 quarterly earnings and holding investor conference calls on the following dates: Earnings Release Conference Call Q2 2014 July 30, 2014 July 31, 2014 Q3 2014 October 29, 2014 October 30, 2014 Q4 2014 February 25, 2015 February 26, 2015

Investment Highlights 65 years as one of the world's leading firearms brands. Experienced and engaged Board of Directors. Strong management team. Strong market position in pistols, revolvers and rifles: #1 in Pistols Produced #1 in Revolvers Produced #2 in Rifles Produced #1 in Total Firearms Produced We continue to outpace growth in the industry (NICs). Strong balance sheet and operational results. NYSE: RGR Shares Outstanding: 19.4 Million Price: $66.72 (5/1/14) Market Capitalization: $1.3 Billion

Caution: Forward Looking Statements Statements made in the course of this meeting that state the Company's or Management's intentions, hopes, beliefs, expectations or predictions of the future are forward-looking statements. It is important to note that the Company's actual results could differ materially from those projected in such forward-looking statements. Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements is contained from time to time in the Company's SEC filings, including but not limited to the Company's reports on Form 10-K for the year ended December 31, 2013 and Form 10-Q for the fiscal quarter ended March 30, 2014. Copies of these documents may be obtained by contacting the Company or the SEC or on the Company website at www.ruger.com/corporate/ or the SEC website at www.sec.gov. We reference non-GAAP EBITDA. Please note that the reconciliation of GAAP net income to non-GAAP EBITDA can be found in our Form 10-K for the year ended December 31, 2013 and our Form 10-Q for the quarter ended March 29, 2014, which are also posted to our website. Furthermore, the Company disclaims all responsibility to update forward-looking statements.